O 158 P-1
                         SUPPLEMENT DATED MARCH 15, 2003
                              TO THE PROSPECTUS OF
                         FRANKLIN RISING DIVIDENDS FUND
                             DATED FEBRUARY 1, 2003

The prospectus is amended as follows:

I. The information under the headings "Annual Fund Operating Expenses" and "Example" in the "Fees and Expenses" sections, beginning on page 8 are revised as follows:

 ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

                                         Class A   Class B    Class C  Class R/1
--------------------------------------------------------------------------------
 Management fees                           0.72%     0.72%     0.72%     0.72%
 Distribution and service (12b-1) fees/6   0.46%     1.00%     0.95%     0.50%
 Other expenses/7                          0.22%     0.22%     0.22%     0.22%
                                          --------------------------------------
 Total annual Fund operating expenses/6    1.40%     1.94%     1.89%     1.44%
                                          --------------------------------------

 1. The Fund began offering Class R shares on January 1, 2002. Annual Fund operating expenses are annualized.

 2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 15) and purchases by certain retirement plans without an initial sales charge.

 3. Declines to zero after six years.

 4. This is equivalent to a charge of 1% based on net asset value.

 5. This fee is only for Market Timers (see page 32).

 6. Class B and R total annual Fund operating expenses differ from the ratio of expenses to average net assets shown on pages 13 and 14 due to a timing difference between the end of the 12b-1 plan year end and the Fund's fiscal year end. In addition, the "Other expenses" information in the table has been restated to reflect current fees and expenses.

 7. The "Other expenses" information in the table has been restated to reflect current fees and expenses.

 EXAMPLE

 This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

 o You invest $10,000 for the periods shown;
 o Your investment has a 5% return each year; and
 o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
                                  1 Year     3 Years     5 Years       10 Years
-------------------------------------------------------------------------------
 If you sell your shares at
 the end of the period:
 Class A                          $709/1      $993       $1,297        $2,158
 Class B                          $597        $909       $1,247        $2,125/2
 Class C                          $389        $688       $1,111        $2,289
 Class R                          $247        $456         $787        $1,724
 If you do not sell your shares:
 Class B                          $197        $609       $1,047        $2,125/2
 Class C                          $290        $688       $1,111        $2,289
 Class R                          $147        $456         $787        $1,724

 1. Assumes a contingent deferred sales charge (CDSC) will not apply.
 2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

II. The first paragraph of the section "Distributions and Taxes" on page 11 is replaced with the following:

 INCOME AND CAPITAL GAIN DISTRIBUTIONS The Fund intends to make a distribution at least annually from its net investment income and any net realized capital gains. The amount of any distributions will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

               Please keep this supplement for future reference